Exhibit 99.1

FullNet Communications, Inc. and Subsidiaries

Unaudited Pro Forma Condensed Consolidated Financial Statements

The following unaudited pro forma condensed consolidated financial information is presented to illustrate the effect of FullNet Communications, Inc.’s (“we”, “our”, “us”, or the “Company”) sale of substantially all of our wholly-owned subsidiary FullTel, Inc.’s customers and certain operating assets (collectively the “FullTel Assets”) on our historical financial position and operating results. This pro forma information is based on the historical condensed consolidated financial statements of the Company and should be read in conjunction with the accompanying footnotes and the financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2016, and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2017.

The accompanying unaudited pro forma condensed consolidated balance sheet as of September 30, 2017 has been prepared to give effect to the sale as if it had occurred on September 30, 2017. The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2016 and the nine months ended September 30, 2017 have been prepared to give effect to the sale as if it had occurred on January 1, 2016, and January 1, 2017, respectively.

The unaudited pro forma condensed consolidated balance sheet and statements of operations included herein are for information purposes only and are not necessarily indicative of the results that might have occurred had the sale taken place on the respective dates assumed. Actual results may differ significantly from those reflected here in the unaudited condensed consolidated pro forma financial statements for various reasons, including but not limited to, the differences between the assumptions used to prepare the unaudited pro forma condensed consolidated financial statements and actual results. The pro forma adjustments in the unaudited pro forma condensed consolidated balance sheet and the statements of operations included herein include the use of estimates and assumptions as described in the accompanying notes. The pro forma adjustments are based on information available to management at the time these unaudited pro forma condensed consolidated financial statements were prepared. We believe our current estimates provide a reasonable basis of presenting the significant effects of the transaction. However, the estimates and assumptions are subject to change as additional information becomes available.

The unaudited pro forma condensed consolidated financial information gives effect to the following:

a)On February 1, 2018, FullTel, Inc. (“FullTel”), a wholly-owned subsidiary of FullNet Communications, Inc. (the “Company”), entered into an Asset Purchase Agreement (the “Agreement”) with Dobson Technologies – Transport and Telecom Solutions, LLC (“Dobson”), pursuant to which FullTel sold substantially all of its customers and certain operating assets to Dobson for $246,500 in cash as of the date of execution of the Agreement.

b)Assumes the utilization of the net proceeds received from the sale to repay in full the outstanding balance on the convertible promissory note from a shareholder secured by all of our assets, and to pay certain FullTel liabilities.

The preparation of the unaudited pro forma condensed consolidated financial information is based on financial statements prepared in accordance with accounting principles generally accepted in the United States. These principles require the use of estimates that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

FullNet Communications, Inc. and Subsidiaries

Unaudited Pro Forma Condensed Consolidated Balance Sheet

September 30, 2017

	As Reported	Pro Forma Adjustments	Notes	Pro Forma Continuing Operations
ASSETS
CURRENT ASSETS
Cash	$23,958	40,011	(1)	63,969
Accounts receivable, net	7,672			7,672
Prepaid expenses and other current assets	19,966			19,966

Total current assets	51,596	40,011		91,607

PROPERTY AND EQUIPMENT, net	64,280		(2)	64,280

OTHER ASSETS AND INTANGIBLE ASSETS	24,021			24,021

TOTAL ASSETS	$139,897	40,011		179,908

LIABILITIES AND STOCKHOLDERS’ DEFICIT

CURRENT LIABILITIES
Accounts payable	$86,342	(54,229)	(1)	32,113
Accounts payable, related party	3,461			3,461
Accrued and other liabilities	632,382	9,162	(2)	641,544
Convertible notes payable, related party - current portion	131,115	(123,912)	(1)	7,203
Deferred revenue	405,727			405,727

Total current liabilities	1,259,027	(168,979)		1,090,048

CONVERTIBLE NOTES PAYABLE, related party - long-term portion	27,328			27,328

Total liabilities	1,286,355	(168,979)		1,117,376

STOCKHOLDERS’ DEFICIT
Preferred stock — $.001 par value; authorized, 10,000,000 shares; Series A convertible; issued and outstanding, 987,102 shares in 2017 and 2016	611,950			611,950
Common stock — $.00001 par value; authorized, 40,000,000 shares; issued and outstanding, 11,871,009 shares in 2017 and 2016	119			119
Additional paid-in capital	8,645,840			8,645,840
Accumulated deficit	(10,404,367)	208,990	(2)	(10,195,377)

Total stockholders’ deficit	(1,146,458)	208,990		(937,468)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	139,897	40,011		179,908

FullNet Communications, Inc. and Subsidiaries

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Nine Months Ended September 30, 2017

	As Reported	Pro Forma Adjustments	Notes	Pro Forma Continuing Operations
REVENUES
Access service revenues	$32,892			32,892
Co-location and other revenues	1,471,535	(184,797)	(3)	1,286,738

Total revenues	1,504,427	(184,797)	(3)	1,319,630

OPERATING COSTS AND EXPENSES
Cost of access service revenues	35,709			35,709
Cost of co-location and other revenues	249,312	(125,849)	(3)	123,463
Selling, general and administrative expenses	1,214,067	(6,608)	(3)	1,207,459
Depreciation and amortization	21,188			21,188

Total operating costs and expenses	1,520,276	(132,457)		1,387,819

LOSS FROM OPERATIONS	(15,849)	(52,340)		(68,189)

INTEREST EXPENSE	(10,264)	8,652	(4)	(1,612)

NET LOSS	$(26,113)	(43,688)		(69,801)
Preferred stock dividends	(20,174)			(20,174)
Net loss available to common stockholders	$(46,287)	(43,688)		(89,975)

Net loss per common share Basic and diluted	$(.00)			(.01)

Weighted average common shares outstanding Basic and diluted	11,871,009			11,871,009

FullNet Communications, Inc. and Subsidiaries

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2016

	As Reported	Pro Forma Adjustments	Notes	Pro Forma Continuing Operations
REVENUES
Access service revenues	$60,134			60,134
Co-location and other revenues	1,887,317	(253,944)	(3)	1,633,373

Total revenues	1,947,451	(253,944)		1,693,507

OPERATING COSTS AND EXPENSES
Cost of access service revenues	78,003			78,003
Cost of co-location and other revenues	274,160	(134,255)	(3)	139,905
Selling, general and administrative expenses	1,557,489	(9,079)	(3)	1,548,410
Depreciation and amortization	28,530			28,530

Total operating costs and expenses	1,938,182	(143,334)		1,794,848

INCOME (LOSS) FROM OPERATIONS	9,269	(110,610)		(101,341)

INTEREST EXPENSE	(15,227)	12,774	(4)	(2,453)

NET LOSS	$(5,958)	(97,836)		(103,794)
Preferred stock dividends	(47,073)			(47,073)
Net loss available to common stockholders	$(53,031)	(97,836)		(150,867)

Net loss per share Basic and diluted	$(.01)	(.01)		(.02)

Weighted average shares outstanding Basic and diluted	9,298,676			9,298,676

FullNet Communications, Inc. and Subsidiaries

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

Basis of Presentation

On February 1, 2018, FullTel, Inc. (“FullTel”), a wholly-owned subsidiary of FullNet Communications, Inc. (the “Company”), entered into an Asset Purchase Agreement (the “Agreement”) with Dobson Technologies – Transport and Telecom Solutions, LLC (“Dobson”), pursuant to which FullTel sold substantially all of its customers and certain operating assets to Dobson for $246,500 in cash as of the date of execution of the Agreement.

The accompanying unaudited pro forma condensed consolidated balance sheet as of September 30, 2017 has been prepared to give effect to the sale as if it had occurred on September 30, 2017. The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2016 and the nine months ended September 30, 2017 have been prepared to give effect to the sale as if it had occurred on January 1, 2016, and January 1, 2017, respectively.

Pro Forma Adjustments

The unaudited pro forma condensed consolidated financial statements reflect the following adjustments:

Balance Sheet Adjustments

1)Reflects the net proceeds received on the sale of the FullTel Assets and assumes the utilization of the net proceeds to repay in full the outstanding balance on the convertible loan from a shareholder secured by all of our assets, and to pay certain FullTel liabilities.

Gross Cash Proceeds	$246,500
Less Selling Costs	(28,348)
Less Repayment of Secured Convertible Loan	(123,912)
Less Repayment of Various FullTel Liabilities	(54,229)
Net Cash	$40,011

2)Reflects the gain on disposition assuming that all assets sold are fully depreciated and the net impact to retained earnings as follows:

Gross Cash Proceeds	$246,500
Less Selling Costs	(28,348)
Pre-tax Gain	$218,152
Less Estimated Tax on Gain	(9,162)
Net After-tax Gain	$208,990

Statement of Operations Adjustments

3)Reflects adjustments to remove direct revenues and expenses associated with the FullTel Assets sold.

4)Reflects a reduction in interest expense as a result of the utilization of the sale proceeds to repay debt.